Supplement dated August 11, 2021
to the Flexible Premium Variable Annuity
VAROOM and VAROOM II Prospectuses, each dated May 1, 2021,
Issued by Integrity Life Insurance Company
through its Separate Account I

This supplement provides new and additional information beyond that contained in the VAROOM prospectuses identified above and should be read in conjunction with those prospectuses. This supplement describes changes to ETFs that are available for purchase through Subaccounts of your VAROOM variable annuity. Please retain this supplement for future reference.

In Part 1 – Fees and Expense Tables and Summary of Contract, in the section titled “Total Annual Fund Operating Expenses,” the fee and expense information related to the iShares iBoxx $ High Yield Corporate Bond ETF, iShares Core U.S. Aggregate Bond ETF and Vanguard Total Bond Market Index Fund (each, a “Fund” and, together, the “Funds”) is replaced with the following current fee and expense information for the Funds:

Total Annual Fund Operating Expenses
Gross annual Fund expenses1 as a percentage of average net assets in the Fund:

Fund	Manage-ment Fees	12b-1 Fee	Other Expenses	Acquired Fund Fees and Expenses	Total Annual Gross Expenses	Contractual Fee Waivers/ Reimburse-ments	Total Annual Expenses after Fee Waivers/ Reimburse-ments
Fixed Income Subaccounts:
iShares Core U.S. Aggregate Bond ETF [2,4]	0.04%	None	0.00%	0.01%	0.05%	0.01%	0.04%
iShares iBoxx $ High Yield Corporate Bond ETF [2]	0.48%	None	0.00%	0.00%	0.48%	0.00%	0.48%
Vanguard Total Bond Market Index Fund, ETF Shares	0.03%	None	0.005%	0.00%	0.035%	0.00%	0.035%
(1)     Each Fund’s expenses were provided in the most recent prospectus for that Fund. We have not independently verified the information. Current or future expenses may be more or less than those shown. More details concerning each Fund’s fees and expenses are contained in the prospectus for that Fund.
(2)     The Fund's investment advisory agreement provides that the Fund's investment advisor will pay all operating expenses of the Fund, except the management fees, interest expenses, taxes, expenses incurred with respect to the acquisition and disposition of portfolio securities and the execution of portfolio transactions, including brokerage commissions, distribution fees or expenses, litigation expenses and any extraordinary expenses.
(4)     The Fund may incur Acquired Fund Fees and Expenses (AFFE). AFFE reflect the Fund’s pro rata share of the fees and expenses incurred by investing in other investment companies. The impact of AFFE is included in the total returns of the Fund. AFFE are not included in the calculation of the ratio of expenses to average net assets shown in the Financial Highlights section of the Fund’s prospectus. The Fund’s investment adviser has contractually agreed to waive a portion of its management fees in an amount equal to the AFFE, if any, attributable to investments by the Fund in other registered investment companies advised by the Fund’s adviser or its affiliates, through June 30, 2026. The contractual waiver may be terminated prior to June 30, 2026 only upon written agreement of the Trust and the Fund’s adviser.

For more information about the Funds, including the risks of investing, refer to each Fund’s prospectus. For a prospectus, contact our offices in writing at Integrity Life Insurance Company, P.O. Box 5720, Cincinnati, Ohio 45201-5720 or call us at 1-800-325-8583.

IL-79-17101-2108